UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): September 25, 2008
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index to Current Report on Form 8-K
EX-99.1 Press Release issued 09/25/2008

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                       Arrangement with Certain Officers.
     Molecular Insight Pharmaceuticals, Inc. (the “Company”) issued a press release dated September 25, 2008, announcing that John Babich, President and Chief Scientific Officer of the Company, replaced David S. Barlow to serve as the Company’s interim Chief Executive Officer and Chairman of the Board, effective immediately. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
Item 9.01.     Financial Statements and Exhibits.
(a)       Not applicable.
(b)       Not applicable.
(c)       Not applicable.
(d)       Exhibits. The following exhibit is being filed herewith:

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued September 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 26th day of September, 2008.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ John E. McCray
	Name:	John E. McCray
	Title:	Chief Operating Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued September 25, 2008